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                                                                   EXHIBIT 10.50

                              AMENDMENT NO. 3 TO
                             EMPLOYMENT AGREEMENT
                             --------------------

     This is an Amendment, dated April 24, 2001 (the "Amendment") to the Employment Agreement made as of the 1st day of March, 2000 by and between SELECT MEDICAL CORPORATION, a Delaware corporation (the "Employer"), and ROCCO A. ORTENZIO, an individual (the "Employee").


                                  Background
                                  ----------

     A. The Employer and the Employee executed and delivered that certain Employment Agreement dated as of March 1, 2000, that certain Amendment No. 1 to Employment Agreement dated as of August 8, 2000, and that certain Amendment No. 2 to Employment Agreement dated as of February 23, 2001 (as amended, the "Employment Agreement"). The Employer and the Employee now desire to further amend the Employment Agreement as hereinafter provided.

     B. Accordingly, and intended to be legally bound hereby, the Employer and the Employee agree as follows:

                                   Agreement
                                   ---------

     1. The phrase "employed by the Employer" which appears in the first sentence of Section 3.07 of the Employment Agreement is hereby amended and restated as follows:

          "an employee, director, consultant, advisor or independent contractor of the Employer, or an affiliate of the Employer"


          In addition, the following new paragraph is added to the end of
          Section 3.07:

          "The obligation of the Employer to pay the premiums described in this
          Section 3.07 will survive the termination or expiration of this Agreement so long as the Employee continues to serve the Employer, or any affiliate of the Employer, as an employee, director, consultant, advisor or independent contractor."


     2. Except as amended hereby, the Employment Agreement shall continue in effect in accordance with its terms.
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                        SELECT MEDICAL CORPORATION


                                        By: Michael E. Tarvin
                                           -----------------------------
                                                Michael E. Tarvin,
                                                Senior Vice President


                                            Rocco A. Ortenzio
                                           -----------------------------
                                                Rocco A. Ortenzio


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